UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 3, 2026
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NURIX THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-39398	27-0838048
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1600 Sierra Point Parkway, Brisbane, California		94005
(Address of Principal Executive Offices)		(Zip Code)
(415) 660-5320
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NRIX	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On November 3, 2026, Nurix Therapeutics, Inc. (the “Company”) announced that collaboration partner Sanofi S.A. (“Sanofi”) had notified the Company of its decision to discontinue the Phase 1 first-in-human clinical trial of SAR448272, an oral STAT6 degrader, and to terminate the SAR448272 program.
As a result of Sanofi’s decision, the Company does not expect to receive any of the future development, regulatory and commercial milestone payments or royalties for which it was eligible under the Company’s collaboration with Sanofi (the “Sanofi Collaboration”) with respect to the SAR448272 program. The Company remains eligible to receive milestone payments and royalties with respect to its other previously announced licensed programs developed under the Sanofi Collaboration that Sanofi may at its discretion develop further into clinical candidates.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially. Those risks include the risk that Sanofi may choose not to advance other licensed programs under the Sanofi Collaboration, the risk that the Company’s collaborators may discontinue or delay the development of partnered programs, and the other risks described under the heading “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2026, and other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this report, and the Company undertakes no obligation to update them, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NURIX THERAPEUTICS, INC.

Date: November 3, 2026	By:	/s/ Christine Ring
Christine Ring, Ph.D., J.D.
Chief Legal Officer